UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): January 25, 2024
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of a Material Definitive Agreement.

loanDepot.com, LLC (“Company”), is a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc.

In August 2017, Company entered into a participation agreement pursuant to which the Company, as initial participant, was issued participation certificates representing beneficial interests in excess spread and advance reimbursement amounts (the “Excess Spread PC”) relating to Ginnie Mae mortgage servicing rights (the “GNMA MSRs”) owned by Company. Company entered into a master repurchase agreement with one of its wholly-owned subsidiaries, loanDepot GMSR Master Trust (“Issuer”), and pledged the Excess Spread PC and the GNMA MSRs to Issuer, which in turn entered into a base indenture (the “Original Base Indenture”) to finance the Excess Spread PC and the GNMA MSRs. Pursuant to the terms of the Original Base Indenture, Issuer may, from time to time pursuant to the terms of any supplemental indenture, issue to institutional investors variable funding notes or one or more series of term notes, in each case secured by participation certificates relating to the GNMA MSRs held by Issuer (collectively, the “Original GMSR Facility”). On November 15, 2021, the Original GMSR Facility was amended and restated pursuant to which the Excess Spread PC was amended to reflect a participation interest in only the portfolio excess spread and entitle the holder to receive collections solely with respect to the portfolio excess spread, and Company created a separate participation interest in the advance reimbursement amounts that entitle the holder to receive collections with respect to such advance reimbursement amounts (the “P&I Advance PC”), and a separate participation interest in the servicing advance reimbursement amounts that entitle the holder to receive collections with respect to such servicing advance reimbursement amounts (the “Servicing Advance PC”).

In connection with the Original GMSR Facility, Company was a party to: (i) the Second Amended and Restated Base Indenture, dated as of November 15, 2021, by and among Issuer, Citibank, N.A., as indenture trustee (“Indenture Trustee”), calculation agent (“Calculation Agent”), paying agent (“Paying Agent”) and securities intermediary (“Securities Intermediary”), the Company, as servicer and administrator, Atlas Securitized Products, L.P. (“Atlas”), as administrative agent (in such capacity, the “Resigning Administrative Agent”), and Pentalpha Surveillance LLC, as credit manager (“Credit Manager”), as the same may be amended, restated, supplemented or otherwise modified from time to time; (ii) the Amended and Restated Series 2017-VF1 Indenture Supplement, dated as November 15, 2021, by and among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, and the Resigning Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time; (iii) the Series 2021-SAVF1 Indenture Supplement, dated as of November 15, 2021, by and among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, and Resigning Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time; (iv) the Series 2021-PIAVF1 Indenture Supplement, dated as of November 15, 2021, by and among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, and Resigning Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time; (v) the Series 2017-MBSADV1 Indenture Supplement, dated as of August 11, 2017, by and among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, and Resigning Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time; (vi) the Series 2018-GT1 Indenture Supplement, dated as of October 31, 2018, by and among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, and Resigning Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time; (vii) the Second Amended and Restated Master Repurchase Agreement, dated as of November 15, 2021, by and between the Issuer, as buyer, and Company, as seller, as the same may be amended, restated, supplemented or otherwise modified from time to time; (viii) the Administration Agreement, dated as of August 11, 2017, by and between the Issuer and Company, as administrator, as the same may be amended, restated, supplemented or otherwise modified from time to time; (ix) the Amended and Restated Trust Agreement, dated as of August 11, 2017, by and between Company, as settlor and administrator, and Wilmington Savings Fund Society, FSB, as trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time; (x) the Amended and Restated Series 2017-VF1 Master Repurchase Agreement, dated as November 15, 2021, by and among Atlas, Nexera Holding LLC (“Nexera”) and Company, as the same may be amended, restated, supplemented or otherwise modified from time to time; (xi) the Series 2021-SAVF1 Master Repurchase Agreement, dated as February 10, 2022, by and among Atlas, Nexera and Company, as the same may be amended, restated, supplemented or otherwise modified from time to time; (xii) the Series 2021-PIAVF1 Master Repurchase Agreement, dated as February 10, 2022, by and among Atlas, Nexera and Company, as the same may be amended, restated, supplemented or otherwise modified from time to time; and (xiii) the Series 2017-MBSADV1 Note Purchase Agreement, dated as of August 11, 2017, among the Issuer, Resigning Administrative Agent, and Company. The agreements listed in clauses (i) through (ix) above, together with the other Transaction documents (as defined in the Base Indenture) are referred to herein collectively as the “Existing Transaction Documents” and the agreements listed in clauses (x) through (xiii) above are referred to herein as the “Existing VFN Documents.”

On January 25, 2024, Atlas resigned as administrative agent under the Existing Transaction Documents and Company, Atlas and Nexera mutually agreed to terminate the Existing VFN Documents, and the Existing Transaction Documents have been amended and restated as described under Item 1.01 below.

1.01 Entry into a Material Definitive Agreement.

In connection with Atlas’s resignation and the termination of the Existing VFN Documents, on January 25, 2024, Nomura Corporate Funding Americas, LLC (“NCFA”) was appointed as successor administrative agent (in such capacity, the “Successor Administrative Agent”) under the Existing Transaction Documents and Company entered into the following amended and restated documents: (i) the Third Amended and Restated Base Indenture, dated as of January 25, 2024, by and among the Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, Successor Administrative Agent, and Credit Manager, as the same may be amended, restated, supplemented or otherwise modified from time to time; (ii) the Second Amended and Restated Series 2017-VF1 Indenture Supplement, dated as January 25, 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement”), by and among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, and Successor Administrative Agent; (iii) the Amended and Restated Series 2021-SAVF1 Indenture Supplement, dated as January 25, 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Indenture Supplement”), by and among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, and Successor Administrative Agent; (iv) the Amended and Restated Series 2021-PIAVF1 Indenture Supplement, dated as January 25, 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Indenture Supplement”), by and among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, and Successor Administrative Agent; (v) the Amended and Restated Series 2017-MBSADV1 Indenture Supplement, dated as January 25, 2024 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-MBSADV1 Indenture Supplement”), by and among Issuer, Indenture Trustee, Calculation Agent, Paying Agent, Securities Intermediary, Company, as servicer and administrator, and Successor Administrative Agent; (vi) the Third Amended and Restated Participation Agreement, dated as of January 25, 2024, between Company, as company and as initial participant; (vii) the Third Amended and Restated Master Repurchase Agreement, dated as of January 25, 2024, by and between the Issuer, as buyer, and Company, as seller; and (viii) the Third Amended and Restated Acknowledgment Agreement, dated as of January 25, 2024, by and among the Indenture Trustee, as secured party, Company, as issuer, and the Government National Mortgage Association. The agreements listed in clauses (i) through (viii) above are referred to herein as the “Amended Transaction Documents”.

Company entered into the Amended Transaction Documents for the purpose of amending and restating the Existing Transaction Documents to remove references to Atlas, as administrative agent, and Nexera, as noteholder, adding references to NCFA, as administrative agent and as noteholder, updating Company’s notice information, removing the concept of “Pledged Eligible Security,” and with respect to the Series 2017-VF1 Indenture Supplement, the Series 2017-MBSADV1 Indenture Supplement, the Series 2021-SAVF1 Indenture Supplement, and the Series 2021-PIAVF1 Indenture Supplement, to update the benchmark provisions and remove references to LIBOR, to update the Cumulative Interest Shortfall Amount Rate and Default Supplemental Fee Rate, and to extend the maturity date to January 24, 2025.

Pursuant to the terms of the Series 2017-VF1 Indenture Supplement, the Series 2017-VF1 Notes (the “Series 2017-VF1 Notes”) were re-issued in the name of NCFA and loanDepot sold all of its rights, title and interest in the Series 2017-VF1 Notes to, and the Series 2017-VF1 Notes are financed by, NCFA pursuant to the Series 2017-VF1 Master Repurchase Agreement, dated as January 25, 2024, by and between NCFA and loanDepot (the “Series 2017-VF1 Repurchase Agreement”).

Pursuant to the terms of the Series 2021-SAVF1 Indenture Supplement, the Series 2021-SAVF1 Notes (the “Series 2021-SAVF1 Notes”) were re-issued in the name of NCFA and loanDepot sold all of its rights, title and interest in the Series 2021-SAVF1 Notes to, and the Series 2021-SAVF1 Notes are financed by, NCFA pursuant to the Series 2021-SAVF1 Master Repurchase Agreement, dated as January 25, 2024, by and between NCFA and loanDepot (the “Series 2021-SAVF1 Repurchase Agreement”).

Pursuant to the terms of the Series 2021-PIAVF1 Indenture Supplement, the Series 2021-PIAVF1 Notes (the “Series 2021-PIAVF1 Notes”) were be re-issued in the name of NCFA and loanDepot sold all of its rights, title and interest in the Series 2021-PIAVF1 Notes to, and the Series 2021-PIAVF1 Notes are financed by, NCFA pursuant to the Series 2021-PIAVF1 Master Repurchase Agreement, dated as January 25, 2024, by and between NCFA and loanDepot (the “Series 2021-PIAVF1 Repurchase Agreement”).

LD Holdings Group LLC, as further credit enhancement delivered a Guaranty, dated as of January 25, 2024, in favor of Nomura Corporate Funding Americas, LLC, as buyer (the “Guaranty”).

Pursuant to the terms of the Series 2017-MBSADV1 Indenture Supplement, the Series 2017-MBSADV1 Notes (the “Series 2017-MBSADV1 Notes,” and collectively, with the Series 2017-VF1 Notes, the Series 2021-SAVF1 Notes and the 2021-PIAVF1 Notes, the “VFNs”) were re-issued in the name of NCFA and were purchased by NCFA pursuant to the Series 2017-MBSADV1 Note Purchase Agreement, dated as of January 25, 2024 (the “Note Purchase Agreement,” and collectively with the Amended Transaction Documents, the Series 2017-VF1 Repurchase Agreement, the Series 2021-SAVF1 Repurchase Agreement, the Series 2021-PIAVF1 Repurchase Agreement and the Guaranty, the “GMSR MSR Program”).

The foregoing description of the GMSR MSR Program does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the principal program documents, which are attached to this report as Exhibits 10.1 through 10.11.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Third Amended and Restated Participation Agreement, dated as of January 25, 2024, by and between loanDepot.com, LLC, as the company, and loanDepot.com, LLC, as the initial participant, and consented to by Nomura Corporate Funding Americas, LLC, as administrative agent and as noteholder of 100% of the outstanding VFNs.

10.2
Third Amended and Restated Master Repurchase Agreement, dated as of January 25, 2024, by and between loanDepot GMSR Master Trust, as buyer, and loanDepot.com, LLC, as seller, and consented to by Citibank, N.A., as indenture trustee, and Nomura Corporate Funding Americas, LLC, as administrative agent and as noteholder of 100% of the outstanding VFNs.

10.3
Third Amended and Restated Base Indenture, dated as of January 25, 2024, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, Nomura Corporate Funding Americas, LLC, as administrative agent, and Pentalpha Surveillance LLC, as credit manager, and consented to by Nomura Corporate Funding Americas, LLC, as noteholder of 100% of the outstanding VFNs.

10.4
Second Amended and Restated Series 2017-VF1 Indenture Supplement, dated as of January 25, 2024, to Third Amended and Restated Base Indenture, dated as of January 25, 2024 (see exhibit 10.3 hereof), MSR Collateralized Notes, Series 2017-VF1, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, and Nomura Corporate Funding Americas, LLC, as administrative agent, and consented to by Nomura Corporate Funding Americas, LLC, as noteholder of 100% of the outstanding VFNs.

10.5
Amended and Restated Series 2017-MBSADV1 Indenture Supplement, dated as of January 25, 2024, to Third Amended and Restated Base Indenture, dated as of January 25, 2024 (see exhibit 10.3 hereof), MSR Collateralized Notes, Series 2017-MBSADV1, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, and Nomura Corporate Funding Americas, LLC, as administrative agent, and consented to by Nomura Corporate Funding Americas, LLC, as noteholder of 100% of the outstanding VFNs.

10.6
Amended and Restated Series 2021-SAVF1 Indenture Supplement, dated as of January 25, 2024, to Third Amended and Restated Base Indenture, dated as of January 25, 2024 (see exhibit 10.3 hereof), MSR Collateralized Notes, Series 2021-SAVF1, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, and Nomura Corporate Funding Americas, LLC, as administrative agent, and consented to by Nomura Corporate Funding Americas, LLC, as noteholder of 100% of the outstanding VFNs.

10.7
Amended and Restated Series 2021-PIAVF1 Indenture Supplement, dated as of January 25, 2024, to Third Amended and Restated Base Indenture, dated as of January 25, 2024 (see exhibit 10.3 hereof), MSR Collateralized Notes, Series 2021-PIAVF1, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, and Nomura Corporate Funding Americas, LLC, as administrative agent, and consented to by Nomura Corporate Funding Americas, LLC, as noteholder of 100% of the outstanding VFNs.

10.8
Master Repurchase Agreement, dated as of January 25, 2024, by and among Nomura Corporate Funding Americas, LLC, as administrative agent and as buyer, and loanDepot.com, LLC, as seller, with respect to loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2017-VF1.

10.9
Master Repurchase Agreement, dated as of January 25, 2024, by and among Nomura Corporate Funding Americas, LLC, as administrative agent and as buyer, and loanDepot.com, LLC, as seller, with respect to loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2021-SAVF1.

10.10
Master Repurchase Agreement, dated as of January 25, 2024, by and among Nomura Corporate Funding Americas, LLC, as administrative agent and as buyer, and loanDepot.com, LLC, as seller, with respect to loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2021-PIAVF1.

10.11	Guaranty, dated as of January 25, 2024, made by LD Holdings Group LLC, as guarantor, in favor of Nomura Corporate Funding Americas, LLC, as buyer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: January 31, 2024